Segment Information	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Segment Information
Note 5—Segment Information
The Company is managed and operated as one business unit. No separate business areas or separate business units have been identified in relation to product candidates or geographical markets. Accordingly, except for entity wide disclosures, we do not disclose information on business segments or geographical markets. Entity wide disclosures regarding revenue are included in Note

4.
The Company’s intangible assets and property, plant and equipment located by country are specified below,
and
defines the Company’s
non-current
segment assets:

	2020	2019
	(EUR’000)
Non-current segment assets
Denmark (domicile country)	20,288	15,738
North America	85,476	27,275
Germany	8,065	5,551

Total non-current segment assets	113,829	48,564

Investment in associate	9,176	15,538
Marketable securities	115,280	—
Other receivables	1,375	1,463

Total non-current assets	239,660	65,565